NUVEEN MUNICIPAL TRUST

NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

SUPPLEMENT TO PROSPECTUS DATED AUGUST 28, 2007

Supplement Dated October 25, 2007

The following updates are effective October 31, 2007:

On page 4 of the Prospectus:

Replace the first paragraph under How the Fund Pursues Its Objective with the following:

“The fund invests substantially all of its assets in municipal bonds. The fund will invest primarily in investment grade municipal bonds rated BBB-/Baa3 or higher at the time of purchase by at least one independent rating agency, or if unrated, judged by the fund’s investment adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” bonds.”

Replace the third sentence in the first paragraph under What are the Risks of Investing in the Fund? with the following:

“Because the fund may invest in below investment grade municipal bonds, commonly referred to as “high yield”, “high risk” or “junk” bonds, which are considered to be speculative, the credit risk is heightened for the fund.”

On page 15 of the Prospectus:

Under the subheading—“Credit Quality”, replace the first paragraph with the following:

The Insured Fund purchases only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the fund’s investment adviser. The Insured Fund will invest at least 80% of its net assets in insured municipal bonds. The All-American, Intermediate Duration and Limited Term Funds will invest at least 80% of their net assets in investment grade municipal bonds (rated BBB-/Baa3 or higher) at the time of purchase by at least one independent rating agency, or if unrated, judged by the funds’ investment adviser to be of comparable quality. The All-American, Intermediate Duration and Limited Term Funds may invest up to 20% of their net assets in below investment grade municipal bonds. Under normal circumstances, at least 65% of the High Yield Fund’s assets will be invested in medium- to low-quality municipal bonds rated BBB/Baa or lower by independent rating agencies, or if unrated, judged by the fund’s adviser to be of comparable quality. The High Yield Fund may invest up to 10% of its net assets in defaulted municipal bonds.

On page 18 of the prospectus:

Add the following sentence under What the Risks Are—Credit risk as new third and fourth sentences:

“The purchase of insured bonds in the Insured Municipal Bond Fund reduces this risk. Credit risk is heightened for the All-American, Intermediate Duration and Limited Term Funds which may invest up to 20% of their net assets in below investment grade municipal bonds and for the High Yield Fund which, under normal circumstances, invests at least 65% of its net assets in below investment grade municipal bonds.”

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE